                                                                    Exhibit 10.2

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

         This Amended and Restated Note Purchase Agreement (this "Agreement"), dated as of September 21st, 2001, is entered by and between Marine Shuttle Operations Inc., a Nevada corporation with an office at Luramyrveien 29, Sandnes, Norway (the "Company"), and Wolfgang Herrmanni with an address at Im schwarzen Grund 24, 14195 Berlin, Germany, ("Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company desires to sell, assign, and transfer to Purchaser a note in the principal amount of $50,000 (the "Note"), which Note shall bear interest at the rate of 5.5% per annum, shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a per share price of $0.10, and shall be substantially in the form attached hereto as Exhibit A, and Purchaser desires to purchase the Note from the Company in exchange for the consideration and upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the parties agree as follows:

1. Purchase and Sale of the Note; Delivery and Payment.

         1.1 Purchase and Sale of the Note. The Company hereby sells, transfers, assigns, and delivers the Note to Purchaser, and Purchaser hereby purchases and acquires the Note from the Company for $50,000 (the "Purchase Price").

         1.2 Payment of Purchase Price; Delivery of Note. Concurrently with the execution and delivery of this Agreement, Purchaser is delivering to the Company a certified or cashier's check (or other form of payment acceptable to the Company, in its sole discretion) in an amount equal to the Purchase Price, or shall transfer such sum to the account of the Company by wire transfer. Promptly thereafter, the Company shall deliver the Note to Purchaser.

2. Representations, Warranties, and Covenants of Purchaser. Purchaser hereby represents, warrants, and covenants to the Company as follows:

         2.1 Offshore Transaction. (a) Purchaser is not a U.S. person ("U.S. Person") as that term is defined in Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Act"); (b) the Note was not offered to Purchaser in the United States; (c) at the time of execution of this Agreement and the time of any offer to Purchaser to purchase the Note hereunder, Purchaser was physically outside the United States; (d) Purchaser is purchasing the Note for its own account and not on behalf of or for the benefit of any U.S. Person, and the sale and resale of the Note have not been prearranged with any U.S. Person or buyer in the United States; and (e) Purchaser is not an underwriter, dealer, distributor, or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Note offered or sold hereunder in reliance on Regulation S.

         2.2 Purchaser's Independent Investigation. Purchaser, in purchasing the Note, has relied solely upon an independent investigation made by it and its representatives, if any. Prior to the date hereof, Purchaser has been given the opportunity to ask questions of, and receive answers from, representatives of the Company. Purchaser also has been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company which have been filed as exhibits to the Company's filings made under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In making its investment decision to purchase the Note, Purchaser is not relying on any oral or written representations or assurances from the Company or any other person other than as set forth in this Agreement. Purchaser has received and reviewed the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (collectively, the "Disclosure Documents").

         2.3 Accredited Investor; Investment Knowledge. Purchaser is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Act. Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks and merits of Purchaser's investment in the Company and the suitability of its investment. Purchaser is knowledgeable about the affairs of the Company.

         2.4 Purchaser's Economic Risk. Purchaser understands and acknowledges that an investment in the Note involves a high degree of risk. Purchaser has reviewed the risk factors set forth in the Disclosure Documents. Purchaser acknowledges that there are limitations on the liquidity of the Note. Purchaser represents that Purchaser is able to bear the economic risk of an investment in the Note, including a possible total loss of investment. In making this statement Purchaser hereby represents and warrants to the Company that Purchaser has adequate means of providing for Purchaser's current needs and contingencies, and that Purchaser is able to afford to hold the Note for an indefinite period. Further, Purchaser has no present need for liquidity in the Note and Purchaser is willing to accept such investment risks.

         2.5 No Government Recommendation or Approval. Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Note.

         2.6 Company's Reliance on Representations of Purchaser. Purchaser understands that the Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Note.

         2.7 Note Not Registered Under the Act. Purchaser understands that (a) the offer and sale of the Note have not been registered under the Act or the laws of any other jurisdiction ("Foreign Acts"), and are being offered and sold pursuant to Regulation S based in part upon the representations of Purchaser contained herein; (b) the Note must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is made pursuant to Regulation S or an exemption from such registration; (c) the certificate evidencing the Note shall bear a legend to such effect, and (d) the Company will make a notation on its transfer books to such effect.

         2.8 Investment Intent. Purchaser is acquiring the Note for its own account for investment, not as a nominee and not with a view to the distribution thereof. Purchaser has no present plan or intention to sell the Note or the shares issuable upon conversion of the Note (the "Conversion Shares," and together with the Note, the "Securities") at any predetermined time, and has made no predetermined arrangements to sell the Securities.

         2.9 Purchaser's Power and Authority. Purchaser has the full power and authority to execute, deliver, and perform this Agreement. This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms.

         2.10 No Tax Advice From Company or Its Agents. Purchaser has had an opportunity to review with its own tax advisors the tax consequences of the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Purchaser (and not the Company) shall be responsible for Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

         2.11 No Legal Advice from Company or Its Agents. Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel. Purchaser is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this Agreement or the transactions contemplated by this Agreement, except for representations, warranties and covenants set forth herein.

         2.12 No Scheme to Evade Registration. Purchaser's acquisition of the
Note is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

         2.13 No Direct Selling Efforts. To Purchaser's knowledge, neither the Company, nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term is defined in Regulation S, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for Note being offered hereby in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Note in reliance on Regulation S.

3. Resales of Note by Purchaser; Legends; Hedging.

         3.1 Resales of Note. Purchaser acknowledges, covenants, and agrees that Purchaser may not and will not sell or transfer the Note or the Conversion Shares unless such sale or transfer is made pursuant to Regulation S, pursuant to an exemption from registration under the Act, or pursuant to an effective and current registration statement under the Act. Prior to any such sale or transfer (except a sale or transfer pursuant to an effective and current registration statement), Purchaser shall deliver to the Company (a) a written notice briefly describing the manner of such sale or transfer, (b) an agreement, duly executed by the purchaser or transferee, containing provisions substantially similar to the provisions contained in this Section 3, and containing such other provisions, agreements, representations, and warranties as the Company shall reasonably request, and (c) if requested by the Company, a written opinion of counsel for Purchaser (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such sale or transfer may be effected without the registration of such sale or transfer under the Act and any applicable Foreign Acts or state laws.

         3.2 Registration of Transfer; Legend. To insure compliance with the provisions of the Act, (a) the Company will refuse to register any sale or transfer of the Securities not made in accordance with Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an available exemption from registration, and (b) the Securities shall bear a legend substantially as follows:

                  "THE OFFER AND SALE OF THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES WERE OFFERED AND SOLD PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH OFFERS, SALES, AND TRANSFERS ARE REGISTERED UNDER THE ACT, ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, OR ARE MADE PURSUANT TO REGULATION S. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

         3.3 No Hedging Transactions, etc. Purchaser covenants that it will not knowingly make any sale, transfer, or other disposition of the Securities, or engage in hedging transactions with respect to the Securities, in violation of the Act (including Regulation S), the Exchange Act, any applicable Foreign Acts, or the rules and regulations promulgated under any of the foregoing.

         3.4 Additional Covenants. Upon any issuance of the Conversion Shares pursuant to the conversion of the Note, it shall be the Company's responsibility to comply with the requirements of (a) the Act, (b) the Exchange Act, (c) any applicable listing requirements of any national securities exchange, (d) any state securities regulation or "Blue Sky" laws, and (e) requirements under any other law or regulation applicable to the issuance or transfer of such shares. If required by the Company, in connection with the issuance of the Conversion Shares, Purchaser will give: (aa) assurances in writing, satisfactory to the Company, that such Conversion Shares are not being purchased in view to the distribution thereof in violation of applicable laws, (bb) sufficient information, in writing, to enable the Company to rely on exemptions from the registration or qualification requirements of applicable laws, if available, with respect to such issuance, and (cc) its cooperation to the Company in connection with such compliance.

4. Representations and Warranties of Company. The Company represents and warrants to Purchaser as follows:

         4.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company. The Company, to its knowledge, is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Commission which could have a material adverse effect on the Company and which have not been disclosed in the Disclosure Documents.

         4.2 Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, and delivery of the Note have been taken. This Agreement constitutes valid and legally binding obligation of the Company, enforceable in accordance with its terms. The Company has obtained all consents and approvals required for it to execute, deliver, and perform this Agreement.

         4.3 No Conflicts. The execution, delivery, and performance of this Agreement by the Company will not (a) conflict with, or result in the breach or termination of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, any material lease, agreement, commitment, or other instrument, or any order, judgment, or decree to which the Company is a party or by which the Company is bound; (b) conflict with or violate the Company's Articles of Incorporation or By-laws, or constitute or result in a violation by the Company of any law, regulation, order, writ, judgment, injunction, or decree applicable to the Company; or (c) result in the loss of any material license, legal privilege, or legal right enjoyed or possessed by the Company.

         4.4 Valid Issuance of Note. The Note has been duly authorized and, when issued in accordance with this Agreement, will be validly issued, and will constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general, and subject to general principles of equity (regardless of whether such enforceability is considered at a proceeding in equity or at law).

         4.5 Current Public Information. The Company is a "reporting issuer" as defined in Regulation S.

         4.6 No Note Offered in U.S. or to Any U.S. Person. The Company represents that it has not offered the Note to Purchaser in the United States or to any other person in the United States or to any U.S. Person unless such U.S. Person is a professional fiduciary of a non-U.S. Person (as described in Regulation S).

         4.7 No Directed Selling Efforts in Regard to this Transaction. Neither the Company, nor any person acting for the Company, has conducted any "directed selling efforts" in the United States, as such term is defined in Regulation S, with respect to the offering of the Note.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made in and wholly to be performed in that jurisdiction.

6. Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

7. Written Notices, Etc. Any notice, demand, or request required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, by overnight courier, or by registered or certified mail, return receipt requested, to the parties at their respective addresses first set forth above (or at such other address as a party may specify by notice to the other).

8. Execution in Counterparts Permitted. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

9. Survival; Severability. Purchaser's and the Company's representations and warranties shall survive the closing of the transaction. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement, to the extent permitted by law, shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10. Titles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in the Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

11. Assignment. Neither party to this Agreement may assign this Agreement without the prior written consent of the other (which may be withheld for any reason).

12. Indemnification. The Company shall indemnify and hold harmless Purchaser against any losses, claims, damages, liabilities, expenses (including reasonable attorneys fees), and costs (collectively, the "Liabilities") suffered or incurred by Purchaser and not otherwise reimbursed, arising from or due to any material breach of a representation, warranty, or covenant of the Company contained in this Agreement. Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, stockholders, employees, control persons, and agents (each, a "Company Indemnified Party") against any Liabilities suffered or incurred by the Company or a Company Indemnified Party and not otherwise reimbursed, arising from or due to any material breach of a representation, warranty, or covenant of Purchaser contained in this Agreement.

13. Currency. All dollar values set forth herein are expressed in U.S. dollars.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the respective parties as of the day and year first above written.


                                             Marine Shuttle Operations Inc.

                                                  By:
                                                     ---------------------------
                                                  Franz Eder, President




                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

"THE OFFER AND SALE OF THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES WERE OFFERED AND SOLD PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH OFFERS, SALES, AND TRANSFERS ARE REGISTERED UNDER THE ACT, ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, OR ARE MADE PURSUANT TO REGULATION S. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

                AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

$50,000                                               As of September 21st, 2001

         FOR VALUE RECEIVED, the undersigned, Marine Shuttle Operations Inc. (the "Borrower"), having an office at Luramyrveien 29, N-4391 Sandnes, Norway, promises to pay to the order of Wolfgang Hermanni (the "Lender") at Im schwarzen Grund 24, 14195 Berlin, Germany, (or at such other place as may be designated by Lender), the principal sum of FIFTY THOUSAND ($50,000) (the "Principal"), with interest at a fixed rate of five and one-half percent (5.5%) per annum (the "Interest"), in lawful money of the United States of America, unless converted into the Borrower's common stock, $0.001 par value per share (the "Common Stock"), as set forth below. Subject to earlier conversion or prepayment, the Principal and the Interest shall be due and payable on August 30th, 2002. This
Note is issued pursuant to a Note Purchase Agreement, dated the date hereof, by and between the Borrower and the Lender (the "Note Purchase Agreement").

         1. The Principal may be converted (in whole) by the holder at any time (a "Voluntary Conversion") into that number of shares (rounded up to the next whole share) of Common Stock (the Conversion Shares) as is determined by dividing the Principal by $0.10 (the "Conversion Price"). A Voluntary Conversion shall be effected by surrendering this Note to the Borrower, accompanied by a duly executed copy of the Conversion Notice attached hereto. Promptly after receipt of this Note and the Conversion Notice, and subject to Lender's compliance with Section 3.4 of the Note Purchase Agreement, the Borrower shall issue and deliver to the Lender a stock certificate or certificates for the number of shares of Common Stock to which the Lender shall be entitled.

         2. Payment of the Interest shall be made to the Lender in cash or in shares of Common Stock, as determined in the sole discretion of the Lender. If the Interest is to be paid in shares of Common Stock, the number of shares of Common Stock to be delivered to the Lender shall be determined by dividing the Interest by the Conversion Price.

         3. The Borrower reserves the right to prepay the Principal and Interest at any time. In the event of prepayment, the Borrower shall give the Lender five working days prior written notice of such intent. The Lender shall have the option of accepting prepayment of the Principal hereunder in either cash or shares of Common Stock. Upon receiving notice of prepayment from the Borrower, the Lender shall indicate the form in which payment of the Principal is to be made and shall deliver to the Lender such decision in writing, to be received prior to the end of the five day period. If no preference is indicated, payment shall be made in cash.

         4. The Borrower covenants and agrees that all Conversion Shares, upon issuance, shall be fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof. The Borrower further covenants and agrees that, at all times, it shall have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to the terms of this Note.

         5. If at any time or from time to time, the Borrower shall declare and pay to the holders of Common Stock a dividend in shares of Common Stock, or the Borrower shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price shall be appropriately adjusted by the Borrower so that after such adjustment the Lender has the same substantive rights under this Note as the Lender had immediately prior to such dividend, subdivision, or combination.

         6. Intentionally Omitted.

         7. The Borrower and every endorser of this Note, and every other person at any time liable for the payment of the debt evidenced by this Note, to the extent permitted by the laws of the State of Nevada, shall be obligated to pay to the Lender all expenses of every kind and nature whatsoever incurred in the enforcement of this Note or any rights hereunder, including but not limited to, reasonable attorneys' fees, and hereby agrees to pay to the Lender on demand the amount of any and all such expenses.

         8. The Borrower and any endorsers, sureties and guarantors of this Note waive presentment for payment, demand, protest, notice or protest and notice of dishonor hereof, and all other notices to which they may be entitled.

         9. The failure of the Lender to exercise any right or remedy granted to it hereunder on any one or more instances, shall not constitute a waiver of any default by the Lender, and all such rights and remedies shall remain continuously in force.

         10. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, to the addresses listed above. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         11. The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Lender and the Borrower.

         12. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as of such invalid, illegal, or unenforceable provision had never been contained herein.

         13. This Note may not be changed orally, but only by an instrument in writing duly executed by the parties against which enforcement of any waiver, change, modification, or discharge is sought.

         14. This Note and its validly, construction, and performance shall be governed in all respects by the laws of the State of Nevada.

         15. All dollar values set forth herein are expressed in U.S. dollars.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer on the date first written above.



                                             Marine Shuttle Operations Inc.

                                             By:
                                                --------------------------------
                                                     Franz Eder, President

                                CONVERSION NOTICE

Dollar Amount of Principal Converted: $50,000

Conversion Price: $ 0,10

Number of Shares to be Acquired on Conversion:______________

         The undersigned hereby irrevocably elects to acquire ________ shares of Common Stock by converting the $50,000 of Principal due under the Note.


                     Instructions For Registration of Shares


Name:
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------



------------------------------------
Signature

Dated:
      ------------------------------

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns, and transfers this Note unto
________________________________________________________________________________
               (Please typewrite or print name in block letters)
________________________________________________________________________________
________________________________________________________________________________
                                   (Address)
, and does hereby irrevocably constitute and appoint _________________________ its attorney to transfer the same on the books of the Company with full power of substitution in the premises.


Dated:
       -------------------------

Signature:
           ---------------------